UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

C.H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23189	41-1883630
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

14701 Charlson Road

Eden Prairie, MN 55347

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (952) 937-8500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class,	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CHRW	The Nasdaq Global Select Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

Pursuant to notice duly given, C.H. Robinson Worldwide, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders virtually on May 4, 2023 at www.virtualshareholdermeeting.com/CHRW2023 (“2023 Annual Meeting”). The number of outstanding shares on the record date for the 2023 Annual Meeting was 114,888,557 shares. At the 2023 Annual Meeting, 103,921,659 shares, or approximately 90 percent of the outstanding shares, were represented in person or by proxy. At the 2023 Annual Meeting, the shareholders of the Company: (1) elected the eleven director nominees set forth below to serve one-year terms, expiring at the Company’s 2024 Annual Meeting of Shareholders; (2) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers; (3) approved, on a non-binding advisory basis, holding the Company’s advisory vote on the compensation of the Company’s named executive officers annually; and (4) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the matters voted upon by the shareholders are as follows:

1.	Election of Directors

Name	For	Against	Abstain	Broker Non-Votes
Scott P. Anderson	92,429,224	1,054,533	178,521	10,259,381
James J. Barber, Jr.	88,161,016	5,267,040	234,222	10,259,381
Kermit R. Crawford	74,204,281	19,266,623	191,374	10,259,381
Timothy C. Gokey	91,678,794	1,783,439	200,045	10,259,381
Mark A. Goodburn	92,507,483	954,190	200,605	10,259,381
Mary J. Steele Guilfoile	86,142,209	7,137,629	382,440	10,259,381
Jodee A. Kozlak	81,375,886	11,858,731	427,661	10,259,381
Henry J. Maier	84,375,915	9,071,045	215,318	10,259,381
James B. Stake	89,200,725	4,261,045	200,508	10,259,381
Paula C. Tolliver	92,680,857	798,309	183,112	10,259,381
Henry W. “Jay” Winship	88,079,957	5,382,534	199,787	10,259,381

2.	Approval, on a non-binding basis, of the compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
86,596,721	6,808,448	257,109	10,259,381

3.	Determination of the frequency of non-binding advisory vote of the compensation of the Company’s Named Executive Officers

Based on the Board of Directors’ recommendation in the Company’s Proxy Statement and the voting results, the Company has determined to hold an advisory vote on executive compensation annually.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
92,217,859	45,554	1,220,111	178,754	10,259,381

4.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023

For	Against	Abstain
98,400,984	5,426,037	94,638

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2023

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Christopher E. Gerst
Christopher E. Gerst
General Counsel North America and Assistant Secretary